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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2000



                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                 06-1340090
   (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)


        8943 FULLBRIGHT AVE
            CHATSWORTH, CA                                 91311
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (818)767-9044

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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Item 5.  Other Events

     On April 27, 2000, MRV Communications, Inc. issued a press release announcing its financial results at, and for the three months and year ended, March 31, 2000 and the signing of definitive agreements to acquire Jolt Ltd., a pioneer in Optical Wireless Communications, Optronics International Corp. ("OIC"), a leading manufacturer of Laser Diodes and Transceivers and Quantum Optech Inc. ("QOI") a manufacturer of Optical Thin Film Coating and Filters for Dense Wavelength Division Multiplexing ("DWDM"). A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated April 27, 2000.



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                                   SIGNATURES


]Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2000

                                     MRV COMMUNICATIONS, INC.



                                     By: /s/ EDMUND GLAZER
                                         ---------------------------
                                         Edmund Glazer
                                         Executive Vice President Finance
                                         and Administration
                                         and Chief Financial Officer